Note 11 - Subsequent Event	9 Months Ended
Sep. 30, 2019
Notes to Financial Statements
Subsequent Events [Text Block]
Note 11 –	Subsequent Event

Effective as of
October 24, 2019,
we entered into a Loan Agreement (“Loan Agreement”) with LPH II. Under the Loan Agreement, LPH II agreed to lend us
$1.0
million (the “Loan”) to support our operations while we seek to complete a  financing or Strategic Transaction (as defined in the Loan Agreement). The Loan, which was funded in a single installment on
October 28, 2019,
will accrue interest at a rate of
6%
per annum and will mature upon the earlier of (i) the closing date for the Strategic Transaction on terms defined in the Loan Agreement, or (ii)
December 31, 2019.
If we are unable to complete the Strategic Transaction for any reason, based on our resources currently available to us, we likely will have insufficient resources to repay the Loan and may
be forced to curtail some or all of our activities, and, ultimately, may
be compelled to cease operations.